                                                                   Exhibit 10.10

                                PLEDGE AGREEMENT


      THIS PLEDGE AGREEMENT (this "Pledge Agreement") is made and entered into as of APRIL 1, 1997 by MICHAEL HOPLEY, an individual ("Hopley"), DAVID SHAW an individual ("Shaw") and EDWARD TOPHAM, an individual ("Topham") (together, Hopley, Shaw and Topham are referred to herein as "Pledgors"), in favor of INTERNATIONAL FREEDOM, a TURKS & CAICOS corporation (together with its successors and assigns, "Pledgee", and each is a "Pledgor"), having an address at P.O. BOX 150, DESIGN HOUSE, SUITE 201, PROVIDENCIALS, TURKS & CAICOS ISLAND, B.W.I. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Note (as defined below).

                                   WITNESSETH:

      WHEREAS, Pledgors are directors and/or officers of Fremont Gold Corporation, a Delaware corporation (the "Borrower");

      WHEREAS, Pledgors are the legal and beneficial owners of the shares of common stock, par value $.001, issued by Borrower and described on Schedule I hereto;

      WHEREAS, the Borrower has executed and delivered that certain Promissory Note dated APRIL 1, 1997 made by Borrower in favor of Pledgee in the original principal amount of $650,000.00US (as amended from time to time, the 'Note").

      WHEREAS, as directors, officers and stockholders of the Borrower, Pledgors shall receive benefits due to the Borrower's use of the proceeds of the extension of credit evidenced by the Note for general corporate purposes, including, but not limited to, administrative, property acquisition and mineral exploration expenditures;

      WHEREAS, Pledgee has required, as a condition to the extensions of credit under the Note, that the Pledgors make the pledge contemplated by this Pledge Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, receipt of which is hereby acknowledged, and in order to induce Pledgee to extend credit under the Note, Pledgors hereby agrees with
Pledgee:

      SECTION 1. Pledge. Pledgors hereby pledge to Pledgee, and grant to Pledgee a security interest in, the following collateral to secure the Secured Obligations (as defined in Section 2) (the "Pledged Collateral"):

            a. the shares of stock issued by the Borrower identified on Schedule I hereto held by each of the Pledgors (the "Pledged Shares") and the certificates representing the Pledged Shares, and all stock dividends, cash dividends, all other dividends, cash, instruments, chattel paper, warrants, options and other rights, property or proceeds and products from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

            b. all additional shares of stock of the Borrower at any time acquired by Pledgors in any manner, and all securities convertible into and warrants, options and other rights to purchase any shares of stock and the certificates or other instruments representing such additional shares, securities, warrants, options or other rights (and any such additional shares shall constitute part of the Pledged Shares under this Pledge Agreement), and all stock dividends, cash dividends, cash, instruments, chattel paper, warrants and any other rights, property or proceeds and products from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such shares, securities, warrants, options or other rights; and

            c. all proceeds of any of the foregoing. The term "proceeds" shall have the meaning assigned to that term under the Uniform Commercial Code as in effect in any relevant jurisdiction.

      SECTION 2. Security for Obligations. This Pledge Agreement and all of the Pledged Collateral secure the payment when due of all obligations, liabilities and indebtedness of every nature of Borrower to Pledgee, whether at stated maturity, on mandatory prepayment, by acceleration or otherwise, now or hereafter existing under or arising out of or in connection with the Note and all renewals, extensions, restructurings and refinancings of the foregoing, whether for principal, interest, fees, expenses or otherwise, and all obligations or liabilities of Pledgors now or hereafter existing under this Pledge Agreement (all such debts, obligations and liabilities being collectively called the "Secured Obligations"). This Pledge Agreement is not a guaranty of the Secured Obligations and is without recourse to Pledgors individually. Nothing contained herein shall give cause of action to Pledgee to collect the Secured Obligations, from Pledgors other than by retention of , or execution and foreclosure upon, the Pledged Collateral.

      SECTION 3. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed undated instruments of transfer or assignment in blank with signatures guaranteed, all in form and substance acceptable to Pledgee. Pledgee shall have the right, at any time in its discretion and without notice to Pledgor following the occurrence of an Event of Default under the Note, to transfer to or to register in the name of Pledgee or any of its nominees any or all of the Pledged Collateral.

      SECTION 4. Representations and Warranties. In order to induce Pledgee to enter into this Pledge Agreement, each of the Pledgors represents and warrants severally, but not jointly, that the following statements are, true, correct and complete as follows:

            a. Schedule I hereto completely and accurately sets forth the number of shares of the issued and outstanding stock of the Borrower pledged hereby and held, beneficially or of record, by Pledgor as of the Closing Date. All shares of such stock owned by Pledgor have been, or will be upon issuance, duly authorized and validly issued in compliance with all applicable securities laws and are or will be, as the case may be, fully paid and nonassessable. There are no outstanding warrants, options, subscriptions or other contractual arrangements for the purchase of any other shares of stock or any securities convertible into shares of stock of any of the issuers of the Pledged Shares, and there are no preemptive rights with respect to the shares of stock of any such issuer.

            b. Pledgor is the legal, record and beneficial owner of the Pledged Collateral.

            c. No consent of any other party (including, without limitation, any stockholder or creditor of Pledgor) and no consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by Pledgor or (ii) for the exercise by Pledgee of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required in connection with such disposition of any Pledged Collateral by laws affecting the offering and sale of securities generally).

            d. This Pledge Agreement is the legal, valid and binding obligation of Pledgor, enforceable against it in accordance with its terms.

            e. All information heretofore, herein or hereafter supplied to Pledgee by or on behalf of Pledgor with respect to the Pledged Collateral is and will be accurate and complete in all material respects.

      SECTION 5. Further Assurances.

            a. Pledgors will, from time to time, at their expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that Pledgee may request, in order to protect any security interest granted or purported to be granted hereby, to enable Pledgee to exercise and enforce the rights and remedies of Pledgee hereunder with respect to any Pledged Collateral or to carry out the provisions and purposes hereof.

            b. Pledgors will, promptly upon request, provide to Pledgee all information and evidence it may reasonably request concerning the Pledged Collateral to enable Pledgee to enforce the provisions of this Pledge Agreement.

            c. Pledgors will, immediately upon the purchase or acquisition of any additional shares of stock of the issuers identified on Schedule I hereto, deliver to Pledgee such Pledged Shares as required by Section 3 above, together with a proxy substantially in the form attached hereto as Exhibit A, and a pledge amendment, duly executed by Pledgor, in substantially the form of Exhibit B hereto (a "Pledge Amendment"), in respect of the additional shares which are to be pledged pursuant to this Pledge Agreement. Pledgors hereby authorize Pledgee to attach each Pledge Amendment to this Pledge Agreement and agrees that all shares listed on any Pledge Amendment delivered to Pledgee shall for all purposes hereunder be considered Pledged Collateral.

      SECTION 6. Negative Covenants. So long as any Secured Obligation shall remain unpaid, Pledgors shall not:

            a. create, incur, assume or suffer to exist any security interest, lien or other encumbrance on any of the Pledged Collateral now owned or hereafter acquired other than pursuant to this Pledge Agreement;

            b. convert any of the Pledged Collateral into other stock or securities (including any warrants, options, subscriptions or other contractual arrangements for the purchase of stock or securities convertible into stock).

      SECTION 7. Voting Rights, Dividends, Etc.

            a. So long as no Event of Default shall have occurred and be continuing (and in the case of subsection 7(a)(i) hereof, so long as Pledgee shall not have made the election to exercise the rights set forth in subsection
(c) below):

                  i. Pledgors shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Note; and

                  ii. Pledgee shall execute and deliver (or cause to be executed and delivered) to Pledgors all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgors to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above, and to receive the dividends which it is authorized to receive.

            b. Upon the occurrence and during the continuance of an Event of
Default:

                  i. All rights of Pledgor to receive and retain any cash dividends and distributions on the Pledged Shares shall cease and become vested solely in Pledgee, who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends.

                  ii. Upon the election by Pledgee in accordance with subsection 7(c) below, all rights of Pledgors to exercise the voting and other consensual rights pursuant to subsection 7(a)(i) above shall cease and be vested solely in Pledgee, who shall thereupon have the exclusive right to exercise such voting and other consensual rights. In order to effect such transfer of rights, Pledgors, at the written request of Pledgee, shall execute and present to the issuer of the Pledged Shares a form of irrevocable proxy substantially in the form attached hereto as Exhibit A (a "Proxy").

                  iii. All dividends which are received by Pledgors contrary to the provisions of subsection 7(b)(i) shall be received in trust for the benefit of Pledgee, shall be segregated from other funds of Pledgors as Pledged Collateral.

            c. Notwithstanding anything to the contrary contained in this
Section 7, the rights of Pledgee to exercise voting and other consensual rights pursuant to subsection 7(b)(ii) hereof without regard to directions from Pledgors shall arise only upon the election by Pledgee from and after the occurrence and during the continuance of any Event of Default to exercise such rights. The exercise by Pledgee of its rights hereunder shall not constitute an election by Pledgee to retain the Pledged Collateral in satisfaction of the Secured Obligations.

      SECTION 8. Subsequent Changes Affecting Collateral, Transfers and Other Liens, Additional Shares.

            a. Each of the Pledgors agrees not to (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or (ii) enter into any other contractual obligations which could reasonably be expected to restrict or inhibit Pledgee's rights or ability to sell or otherwise dispose of the Pledged Collateral or any part thereof after the occurrence of an Event of Default.

            b. Each of the Pledgors agree (i) not to cause the issuer of the Pledged Shares to issue any stock or other securities (including any warrants, options, subscriptions or other contractual arrangements for the purchase of stock or securities convertible into stock) in addition to or in substitution for the Pledged Shares except to Pledgors, and (ii) to deliver hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all writings evidencing any additional Pledged Collateral.

      SECTION 9. Pledgee Appointed Attorney-in-Fact. Pledgor hereby irrevocably appoints Pledgee as Pledgor's attorney-in-fact effective upon the occurrence of an Event of Default, with full authority in the place and stead of Pledgor and in the name of Pledgor, Pledgee or otherwise, from time to time in Pledgee's discretion to take any action (including completion and presentation of the Proxy) and to execute any instrument that Pledgee may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to (i) receive, indorse and collect all instruments made payable to Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and (ii) to exercise the voting and other consensual rights pertaining to the Pledged Collateral; and (iii) sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Pledged Collateral as fully and completely as though Pledgee were the absolute owner thereof for all purposes, and to do, at Pledgee's option and Pledgor's expense, at any time and from time to time, all acts and things that Pledgee deems necessary to protect, preserve or realize upon the Pledged Collateral. Pledgor hereby ratifies and approves all acts of Pledgee made or taken pursuant to this Section
9. This power of attorney is coupled with an interest and shall be irrevocable until all Secured Obligations shall have been paid in full and the Loan Documents shall have been terminated.

      SECTION 10. Pledgee May Perform. If Pledgors fail to perform any agreement contained herein, Pledgee may itself perform, or cause performance of, such agreement, and the expenses of Pledgee incurred in connection therewith shall be payable by Pledgors.

      SECTION 11. Remedies upon Event of Default. If any Event of Default shall have occurred:

            a. Pledgee may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Uniform Commercial Code (the "UCC") in effect in the State of Arizona at that time, whether or not the UCC applies to the affected Pledged Collateral, and Pledgee may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Pledgee's offices or elsewhere, for cash, on credit, or for future delivery, at such price or prices and upon such other terms as Pledgee deems commercially reasonable; provided, however, any such sale of the Pledged Shares shall be pursuant to an effective Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration pursuant to the Securities Act.

            b. If Pledgee determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall and shall cause the issuer of the Pledged Shares from time to time to furnish to Pledgee all such information Pledgee may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by Pledgee as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect, and any other applicable laws.

            c. Any cash held by Pledgee as Pledged Collateral and all cash proceeds received by Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of Pledgee, be held by Pledgee as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Pledgee pursuant to Section 14) in whole or in part by Pledgee against, all or any part of the Secured Obligations in such order as Pledgee shall elect. Any surplus of such cash or cash proceeds held by Pledgee and remaining after payment in full of all the Secured Obligations shall be paid over to Pledgors or to whomsoever may be lawfully entitled to receive such surplus or as a court of competent jurisdiction may direct.

      SECTION 12. Remedies Cumulative. No failure on the part of Pledgee to exercise, and no delay in exercising and no course of dealing with respect to, any power, privilege or right under the Note or this Pledge Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by Pledgee of any power, privilege or right under the Note or this Pledge Agreement preclude any other or further exercise thereof or the exercise of any other such power, privilege or right. The powers, privileges and rights in this Pledge Agreement and the Note are cumulative and are not exclusive of any other remedies provided by law.

      SECTION 13. Application of Proceeds. Upon the occurrence of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Pledged Collateral shall be applied: first to all reasonable fees, costs and expenses incurred by Pledgee with respect to the Note or the Pledged Collateral, including, without limitations those described in Section 14 herein; second, to accrued and unpaid interest on the Secured Obligations; third, to the principal amounts of the Secured Obligations outstanding; and fourth, to the Pledgors.

      SECTION 14. Expenses. Pledgors shall promptly pay to Pledgee all reasonable out-of-pocket costs and expenses of Pledgee (after the execution of this Pledge Agreement) in connection with protecting Pledgee's security interest in the Pledged Collateral or in connection with any matters contemplated by or arising out of this Pledge Agreement.

      SECTION 15. Termination of Security Interests, Release of Collateral. Upon payment in cash and performance in full of all Secured Obligations, the security interests shall terminate and all rights to the Pledged Collateral shall revert to Pledgors. Upon such termination of the security interests or release of any Pledged Collateral, Pledgee will, at its own expense, execute and deliver to Pledgors such documents as Pledgors shall reasonably request to evidence the termination of the security interests or the release of such Pledged Collateral which has not yet theretofore been sold or otherwise applied or released. Such release shall be without recourse or warranty to Pledgee.

      SECTION 16. Amendments, Waivers and Consents. No amendment, modification, termination or waiver of any provision of this Pledge Agreement, or consent to any departure by Pledgors herefrom, shall in any event be effective without the written concurrence of Pledgee and Pledgors.

      SECTION 17. Notices. Any notice, approval, request, demand, consent or other communication hereunder, including any notice of default or notice of sale, shall be given to Pledgors at their addresses indicated on Schedule I hereto and to Pledgee, Attention: CATHERINE BRUCE, at the address set forth above (or to such other address previously designated by written notice to the serving party) in accordance with the notice provisions of the Note.

      SECTION 18. Continuing Security Interest, Successors and Assigns. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment and performance in full in cash of the Secured Obligations, (ii) be binding upon Pledgors, their successors and assigns, and (iii) inure, together with the rights and remedies of Pledgee hereunder, to the benefit of Pledgee and its successors and assigns. Without limiting the generality of the foregoing clause
(iii), Pledgee may assign or otherwise transfer the Note or any interest therein held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Pledgee herein or otherwise. Until Pledgors receive written notice of such assignment or transfer, Pledgor may continue to deal solely and directly with the existing Pledgee in connection with this Pledge Agreement. Pledgors may not assign or transfer any of its interests or obligations hereunder without the prior consent of Pledgee.

      SECTION 19. Severability. The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Pledge Agreement in any jurisdiction.

      SECTION 20. Interpretation. Time is of the essence of each provision of this Pledge Agreement of which time is an element. All terms not defined herein or in the Note shall have the meanings set forth in the UCC, except where the context otherwise requires.

      SECTION 21. Survival of Provisions. All agreements, representations and warranties made herein shall survive the execution and delivery of this Pledge Agreement and the Note, the extension of credit thereunder and the execution and delivery of the Note.

      SECTION 22. Headings Descriptive. The headings in this Pledge Agreement are for convenience of reference only and shall not constitute a part of this Pledge Agreement for any other purpose or be given any substantive effect.

      SECTION 23. Entire Agreement. This Pledge Agreement is intended by the parties as a final expression of their agreement with respect to the matters covered hereby and is intended as a complete and exclusive statement of the terms and conditions thereof.

      SECTION 24. Counterparts. This Pledge Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

      SECTION 25. Governing Law. THIS PLEDGE AGREEMENT IS GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ARIZONA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS GRANTED HEREBY, OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION.

      IN WITNESS WHEREOF, Pledgor has caused this Pledge Agreement to be duly executed and delivered as of the day and year first above written.



                                    _____________________________________
                                    MICHAEL HOPLEY



                                    _____________________________________
                                    EDWARD TOPHAM


      By acceptance hereof as of the day and year first above written, Pledgee agrees to be bound by the provisions hereof.

                                    Salem Management Company Ltd., a Turks &
                                    Caicos corporation



                                    By:__________________________________
                                    Name:________________________________
                                    Title:_______________________________

      IN WITNESS WHEREOF, Pledgor has caused this Pledge Agreement to be duly executed and delivered as of the day and year first above written.



                                    _____________________________________
                                    DAVID SHAW


By acceptance hereof as of the day and year first above written, Pledgee agrees to be bound by the provisions hereof.

                                    Salem Management Company Ltd., a Turks &
                                    Caicos corporation



                                    By:__________________________________
                                    Name:________________________________
                                    Title:_______________________________

                                   SCHEDULE I
                                       TO
                                PLEDGE AGREEMENT





                                                       STOCK
                                                    CERTIFICATE      NUMBER OF
  PLEDGOR            ISSUER       CLASS OF STOCK      NUMBERS          SHARES
--------------------------------------------------------------------------------
Michael Hopley    Fremont Gold        Common             49           104,500
777 Hornby        Corporation                            50           104,500
Street, #2000                                            51           104,500
Vancouver, B.C.                                                       -------
V6Z 1S4                                                               313,500
--------------------------------------------------------------------------------
Edward Topham     Fremont Gold        Common             53            49,000
777 Hornby        Corporation                            54            49,000
Street, #2000                                            55            49,000
Vancouver, B.C.                                          116           15,000
V6Z 1S4                                                  19            73,309
                                                         125           16,250
                                                         56            12,000
                                                         122           16,250
                                                         123           16,250
                                                         124           16,250
                                                         117           15,000
                                                         118           15,000
                                                         119           15,000
                                                                      -------
                                                                      357,309

--------------------------------------------------------------------------------
David Shaw                            Common             41            93,000
777 Hornby        Fremont Gold                           42            93,000
Street, #2000     Corporation                            43            93,000
Vancouver, B.C.                                          17           138,603
                                                                      -------
V6Z 1S4                                                               417,603
--------------------------------------------------------------------------------

                                    EXHIBIT A

                                IRREVOCABLE PROXY


      The undersigned hereby appoints ____________________ ("Pledgee") as Proxy with full power of substitution, and hereby authorizes Pledgee to represent and vote all of the shares of the capital stock of Fremont Gold Corporation held of record by the undersigned on the date of exercise hereof or at any meeting or at any other time chosen by Pledgee in its sole discretion.


                                    ________________________________________,
                                    an individual

Date:___________________________

                                    EXHIBIT B

                                PLEDGE AMENDMENT


      This Pledge Amendment, dated ______________________ is delivered pursuant to Section 5(c) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement, dated as of ________________, 1997, between the undersigned and ________________________, as Pledgee (the "Pledge Agreement"; capitalized terms defined therein being used herein as therein defined) and that the shares listed on this Pledge Amendment shall be deemed to be part of the Pledged Collateral and shall secure all Secured Obligations.

                                    _________________________________________,
                                    an individual



                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________







                                                      STOCK
                                                   CERTIFICATE       NUMBER OF
   PLEDGOR           ISSUER      CLASS OF STOCK      NUMBERS           SHARES
--------------------------------------------------------------------------------